Exhibit 6(iii) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K

                                                 SCHEDULE A
                                                     OF
                                                 EXHIBIT A
                                                   TO THE
                                           DISTRIBUTOR'S CONTRACT

                                     AS LAST AMENDED: DECEMBER 18, 1997
      The provisions of the Distributor's Contract between BT Advisor Funds and Edgewood Services, Inc. shall be effective with respect to each Fund and Class as of the date set forth below.

Name of Fund                           Effective Date         Distribution
                                                              and/or
                                                              Service Fee

[None]

                                                 SCHEDULE A
                                                     OF
                                                 EXHIBIT B
                                                   TO THE
                                           DISTRIBUTOR'S CONTRACT

                                     AS LAST AMENDED: DECEMBER 18, 1997
      The provisions of the Distributor's Contract between BT Advisor Funds and Edgewood Services, Inc. shall be effective with respect to each Fund and Class as of the date set forth below.

Name of Fund                                  Effective Date
U.S. Bond Index Fund
   Advisor Class                              September 30, 1996
   Institutional Class                        September 30, 1996
Equity 500 Equal Weighted Index Fund
   Advisor Class                              September 30, 1996
   Institutional Class                        September 30, 1996
Small Cap Index Fund
   Advisor Class                              September 30, 1996
   Institutional Class                        September 30, 1996
EAFE(R) Equity Index Fund
   Advisor Class                              September 30, 1996
   Institutional Class                        September 30, 1996
Global High Yield Securities Fund             December 18, 1997
Capital Appreciation Fund                     December 18, 1997
Small Cap Fund                                December 18, 1997
International Equity Fund                     December 18, 1997
Pacific Basin Equity Fund                     December 18, 1997
Latin American Equity Fund                    December 18, 1997
Growth Fund
   Intermediary Class                         December 18, 1997
   Investment Class                           December 18, 1997
Growth and Income Fund
   Intermediary Class                         December 18, 1997
   Investment Class                           December 18, 1997